                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ AUTO GRANTOR TRUST 1997-A
 -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                January 22, 2001
 -----------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



Delaware                           000-23923               13-3770955
--------                           ---------               ----------
(State or other jurisdiction       (Commission File        (I.R.S. Employer
of incorporation)                   Number)                Identification No.)



                550 South College Avenue, Newark, Delaware 19713
 -----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (302) 453-5733
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On January 22, 2001, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Vehicle Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Payahead Agent, Class A Agent and Class B Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Auto Grantor Trust 1997-A. In accordance with the Agreement, the statements for Class A and Class B Certificateholders for the December 2000 collection period (the "December Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the December Statement is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.                 Description


                  20                          Statement for Class A and Class B
                                              Certificateholders for the
                                              December 2000 Collection Period

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Daimler-Benz Auto Grantor Trust 1997-A
                                           (Registrant)

                              By:  Mercedes-Benz Credit Corporation, as Servicer


Date:  February 12, 2001      By:      /s/Norbert J. Meder
                                   ---------------------------------------------
                                    Name:   Norbert J. Meder
                                    Title:  Vice President and
                                            Controller

                                INDEX TO EXHIBITS

Exhibit No.           Description

    20 Statement for Class A and Class B Certificateholders for the December 2000 Collection Period

                                                                      EXHIBIT 20





                     DAIMLER-BENZ AUTO GRANTOR TRUST 1997-A
                            MONTHLY SERVICING REPORT
                   SERVICER: MERCEDES-BENZ CREDIT CORPORATION
                             TRUSTEE: CITIBANK, N.A.



COLLECTION PERIOD: 12/31/2000
DISTRIBUTION DATE: 01/22/2001




STATEMENT FOR CLASS A AND CLASS B CERTIFICATEHOLDERS PURSUANT TO
SECTION 4.9 OF THE POOLING AND SERVICING AGREEMENT                                                        Per $1,000 of Original
                                                                                                              Class A/Class B
                                                                                                            Certificate Amount
                                                                                                         ---------------------------

      (i)   Principal Distribution
                Class A Amount                                                           $6,078,704.03            $9.251940
                Class B Amount                                                             $286,431.09            $9.251940
     (ii)   Interest Distribution
                Class A Amount                                                             $316,769.17            $0.482131
                Class B Amount                                                              $14,926.30            $0.482131
    (iii)   Monthly Servicing Fee                                                           $54,825.70            $0.079691
                                                                                       ---------------
                Monthly Supplemental Servicing Fee                                               $0.00            $0.000000
                Class A Percentage of the Servicing Fee                                     $52,358.54            $0.079691
                Class A Percentage of the Supplemental Servicing Fee                             $0.00            $0.000000
                Class B Percentage of the Servicing Fee                                      $2,467.16            $0.079691
                Class B Percentage of the Supplemental Servicing Fee                             $0.00

     (iv)   Class A Principal Balance (end of Collection Period)                        $56,751,543.67
            Class A Pool Factor (end of Collection Period)                                   8.637727%
            Class B Principal Balance (end of Collection Period)                         $2,674,156.59
            Class B Pool Factor (end of Collection Period)                                   8.637727%

      (v)   Pool Balance (end of Collection Period)                                     $59,425,700.26

     (vi)   Class A Interest Carryover Shortfall                                                 $0.00
            Class A Principal Carryover Shortfall                                                $0.00
            Class B Interest Carryover Shortfall                                                 $0.00
            Class B Principal Carryover Shortfall                                                $0.00

    (vii)   Amount Otherwise Distributable to the Seller that is Distributed to
                   Either the Class A or Class B Certificateholders                              $0.00            $0.0000


   (viii)   Balance of the Reserve Fund Property (end of Collection Period)
                Class A Amount                                                           $6,878,809.65
                Class B Amount                                                                   $0.00

     (ix)   Aggregate Purchase Amount of Receivables repurchased by the Seller
                                or the Servicer                                                  $0.00

